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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 FORM 8-KA/12G3
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2002

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                               01-0746997
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                 TO BE ASSIGNED
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 5.           OTHER EVENTS

         Effective on October 23, 2002, pursuant to a Consolidation Agreement dated as of April 23, 2002, and approved by shareholders at the 2002 Annual Meeting of Shareholders of Franklin Bank, National Association (the "Bank"), and following the approval of the Federal Reserve Board and the Office of the Comptroller of the Current (the "OCC"), Registrant acquired all of the outstanding shares of the Bank and the shares of the Bank's common stock were exchanged for shares of the Registrant on a one-for-one basis. As a result, the Bank is the wholly-owned subsidiary of Registrant and Registrant serves as the holding company for the Bank. The shares of the Registrant issued in connection with the reorganization were not registered under the Securities Act of 1933, as amended, in reliance upon exemptions from registration.

         As a result of the transaction described above, the Registrant is the successor issuer to the Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Bank has been subject to the information requirements of the Exchange Act and in accordance with
Section 12(i) thereof has timely filed reports and other financial information with the OCC. Such reports and other information filed by the Bank with the OCC may be inspected and copied at the public reference facilities maintained by the OCC at 250 E. Street, SW, Washington DC. The Form 10-Q for the quarter ended September 30, 2002, will be the last report filed by the Bank with the OCC.

         This Form 8-K is being filed by the Registrant as the initial report of the Registrant to the SEC and as notice that it is the successor issue to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith files reports and other information with the Commission.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired - not applicable

(b)      Pro forma financial information - not applicable

(c)      Exhibits

2.1 Business Combination Application dated March 14, 2002 filed with the OCC.*

2.2      Consolidation Agreement dated as of April 23, 2002.**

3.1      Articles of Incorporation.*

3.2      Bylaws.*

4.1      Specimen Stock Certificate*

10.1     Key Executive Stock Option Plan.**

10.2     1986 Directors' Stock Option Plan.**

10.3     1994 Amended and Restated Key Executive Incentive Stock Option Plan.**



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10.4     Amendment (1998) to 1994 Key Executive Stock Option Plan.**

10.5     1994 Directors' Stock Option Plan.**

10.6     Amendment (1998) to 1994 Directors' Stock Option Plan.**

10.7     Form of Officers Severance Agreement.**

10.8     Form of Amendment to Officers Amended and Restated Severance
         Agreement.**

10.9     Amendment No. 1 to Severance Agreement of Douglas W. Mires.**

10.10    Limited Waiver and Amendment to Severance Agreement of Douglas W.
         Mires.**

10.11    Amendment No. 1 to Severance of Marjorie K. Duncanson.**

10.12 Limited Waiver and Amendment to Severance Agreement of Marjorie K. Duncanson.**

10.13    Form of Amended and Restated Severance Agreement (Non-Employee
         Directors)**

10.14 Form of Amendment to Amended and Restated Severance Agreement (Non-Employee Directors).**

10.15 Form of Second Amendment to Amended and Restated Severance Agreement (Non-Employee Directors).**

10.16    Amended and Restated Severance Agreement of David L. Shelp.**

10.17    Letter of Employment of David L. Shelp.**

99.1 Form 10-K for the year ended December 31, 2001 filed by Franklin Bank, National Association with the Office of the Comptroller of the Currency.*

99.2 Form 10-Q for the quarter ended March 31, 2002 filed by Franklin Bank, National Association with the Office of the Comptroller of the Currency.*

99.3 Form 10-Q for the quarter ended June 30, 2002 filed by Franklin Bank, National Association with the Office of the Comptroller of the Currency.*

99.4 Proxy Statement of Franklin Bank, National Association with respect to its 2002 Annual Meeting.*

99.5 Form 10-Q for the quarter ended September 30, 2002 filed by Franklin Bank, National Association with the Office of the Comptroller of the Currency.**

*    Filed with original Form 8-K filing
**   Filed herewith




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2002          FRANKLIN BANCORP, INC.
                                  (REGISTRANT)


                                  By: /s/ David L. Shelp
                                      ----------------------------------
                                      David L. Shelp,  President and CEO


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                                  EXHIBIT INDEX

Exhibit:                   Description:

2.2      Consolidation Agreement dated as of April 23, 2002.

10.1     Key Executive Stock Option Plan.

10.2     1986 Directors' Stock Option Plan.

10.3     1994 Amended and Restated Key Executive Incentive Stock Option Plan.

10.4     Amendment (1998) to 1994 Key Executive Stock Option Plan.

10.5     1994 Directors' Stock Option Plan.

10.6     Amendment (1998) to 1994 Directors' Stock Option Plan.

10.7     Form of Officers Severance Agreement.

10.8     Form of Amendment to Officers Amended and Restated Severance Agreement.

10.9     Amendment No. 1 to Severance Agreement of Douglas W. Mires.

10.10    Limited Waiver and Amendment to Severance Agreement of Douglas W.
         Mires.

10.11    Amendment No. 1 to Severance of Marjorie K. Duncanson.

10.12 Limited Waiver and Amendment to Severance Agreement of Marjorie K. Duncanson.

10.13    Form of Amended and Restated Severance Agreement (Non-Employee
         Directors)

10.14 Form of Amendment to Amended and Restated Severance Agreement (Non-Employee Directors).

10.15 Form of Second Amendment to Amended and Restated Severance Agreement (Non-Employee Directors).

10.16    Amended and Restated Severance Agreement of David L. Shelp.

10.17    Letter of Employment of David L. Shelp.

99.5 Form 10-Q for the quarter ended September 30, 2002 filed by Franklin Bank, National Association with the Office of the Comptroller of the Currency.


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